SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934

                     Date of Report: September 20, 2000

                        Empire Federal Bancorp, Inc.
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                   Delaware
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               (State of other jurisdiction of incorporation)

        0-28934                                      81-0512374
  ----------------------                  ----------------------------------
  Commission File Number                  I.R.S. Employer Identification No.

                                P.O. Box 1099
                            123 South Main Street
                           Livingston, MT   59047
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                  (Address of principal executive offices)


Registrant's telephone number (including area code):  (406) 222-1981
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Item 5.  Other Events
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     The Registrant previously announced that its President and Chief
Executive Officer, William H. Ruegamer, was involved in a serious automobile accident and was recuperating in a local hospital. On September 18, 2000, the Registrant announced that Pete Cochran, a Senior Vice President of the Bank, had been selected to assist with Mr. Ruegamer's responsibilities until Mr. Ruegamer's return to the Company on a full-time basis.

     For further information, reference is made to the Registrant's press release dated September 18, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibits
     --------

     99      Press Release dated September 20, 2000

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                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      EMPIRE FEDERAL BANCORP, INC.



DATE: September 25, 2000              /s/Linda M. Alkire
                                      -------------------------------------
                                      Linda M. Alkire
                                      Chief Financial Officer

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                                Exhibit 99

                  Press Release dated September 20, 2000

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                         *FOR IMMEDIATE RELEASE**

Contact:     Pete Cochran
             (406) 256-1891


                        EMPIRE FEDERAL BANCORP, INC.
          ANNOUNCES APPOINTMENT OF INTERIM CHIEF EXECUTIVE OFFICER


     Livingston, Montana (September 20, 2000) -- Empire Federal Bancorp, Inc. (Nasdaq National Market "EFBC"), the holding company for Empire Bank, previously reported that the Company's President and Chief Executive Officer, William H. Ruegamer, had been involved in an automobile accident and was recuperating in a local hospital.

     Today, the Board of Directors of the Company announced that Kenneth P.
(Pete) Cochran, the Senior Vice President of the Bank, had been selected to assist with Mr. Ruegamer's responsibilities until Mr. Ruegamer can return to the Company on a full-time basis. Mr. Cochran was employed by First Interstate Bank for over 29 years in various capacities before joining Empire Bank in 1999.


                             * * * * *

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